February 12, 2016

BNY MELLON FUNDS TRUST
- BNY Mellon Money Market Fund

Supplement to Statement of Additional Information
dated December 31, 2015

Shareholders of record at the close of business on February 19, 2016 will be asked to vote on a change to one of the fund's Fundamental Policies at a special meeting of shareholders to be held on or about April 11, 2016.  The proposed change to the Fundamental Policy will enable the fund to change its investment policy, as described below, so that the fund may invest at least 99.5% of its total assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash and comply with the definition of "government money market fund."  The proposed name change and change to the fund's Fundamental Policy described below will not be implemented without shareholder approval of the Fundamental Policy.  If the change to the Fund's Fundamental Policy is approved, the changes described below will take effect on or about May 1, 2016 (the "Effective Date").
As of the Effective Date, the fund's name will change to:
BNY Mellon Government Money Market Fund
As of the Effective Date, the following will replace the fund's Fundamental Policy No. 4 with respect to Industry Concentration in the section entitled "Part II—Investment Restrictions—Fundamental Policies" in the statement of additional information:
The fund may not invest more than 25% of its total assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
As of the Effective Date, the following will supplement the information in the section entitled "Part II—Investment Restrictions—Policies Related to Fund Names" in the statement of additional information:
The fund normally invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government and repurchase agreements in respect of such securities.